UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2002

                               Centennial Bancorp
             (Exact name of registrant as specified in its charter)

         OREGON                       0-10489                  93-0792841
         ------                       -------                  ----------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                          Identification Number)

                             Benjamin Franklin Plaza
                           One SW Columbia, Suite 900
                             Portland, Oregon 97258
                    (Address of principal executive offices)

                                 (503) 973-5556
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits

(c)     Exhibits

        The following exhibit is being filed herewith, and this list constitutes the exhibit index:

        99.       Press Release

Item 9.  Regulation FD Disclosure


         On July 23, 2002, Centennial Bancorp and Umpqua Holdings Corporation issued a joint press release announcing that they had entered into an Agreement and Plan of Reorganization, together with their respective wholly owned banking subsidiaries, Centennial Bank and Umpqua Bank, pursuant to which Centennial Bancorp will merge with and into Umpqua Holdings Corporation, with Umpqua Holdings Corporation the surviving corporation.

         All information in the press release, which is attached as Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENTENNIAL BANCORP



Dated July 23, 2002                 By:  /s/ Neal T. McLaughlin
                                         --------------------------------------
                                         Neal T. McLaughlin
                                         Executive Vice President and
                                         Chief Financial Officer